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                                                                    EXHIBIT 23.1





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INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in this Registration Statement of The Buckle, Inc. on Form S-8 of our reports dated March 1, 1996 appearing in and incorporated by reference in the Annual Report on Form 10-K of The Buckle, Inc. for the year ended February 3, 1996.





DELOITTE & TOUCHE LLP

Omaha, Nebraska

June 6, 1996